Exhibit 99.1

                   Certification Pursuant to 18 U.S.C. Section 1350,
                           As Adopted Pursuant to Section 906
                            Of the Sarbanes-Oxley Act of 2002

   In connection with the Quarterly Report on Form 10-Q of Presidential Realty Corporation (the "Company") for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Jeffrey F. Joseph, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.




                                         Presidential Realty Corporation

                                         By: /s/ Jeffrey F. Joseph
                                           -----------------------
                                            Jeffrey F. Joseph
                                            Chief Executive Officer




  Date: May 14, 2003